                                                                Exhibit (10)(e)

AMERICAN GENERAL                                REQUEST FOR INVESTMENT
Life Companies                                DIVISION/SERIES TRANSFER

AMERICAN GENERAL LIFE INSURANCE COMPANY (AGL), HOUSTON, TEXAS

Variable Universal Life Service Center: P.O. Box 4880, Houston, TX 77210-4880
(800) 340-2765 or Hearing Impaired (TDD) (888) 436-5256 Fax: (713) 620-6653
------------------------------------------------------------------------------------------------------
Insured/Participant Name: ___________________________  Policy/Certificate Number: ___________________
Primary Owner's S.S. No. or Tax I.D. No.: ___________________________________________________________

Enter 100% or all if the entire current balance is to be transferred from one investment division/series to another investment division/series. Transactions are effective as of the date this form is received by our Variable Universal Life Service Center.

IMPORTANT:    Please refer to your Prospectus for restrictions and specific information pertaining to Investment Division/Series transfers.
              Send completed form to the Variable Universal Life Service Center at the address indicated above.

                                  (DIVISION NAME OR NUMBER)      (DIVISION NAME OR NUMBER)
Transfer  $----  or  ----%  from   ------------------------  to   ------------------------
Transfer  $----  or  ----%  from   ------------------------  to   ------------------------
Transfer  $----  or  ----%  from   ------------------------  to   ------------------------
Transfer  $----  or  ----%  from   ------------------------  to   ------------------------
Transfer  $----  or  ----%  from   ------------------------  to   ------------------------
Transfer  $----  or  ----%  from   ------------------------  to   ------------------------
Transfer  $----  or  ----%  from   ------------------------  to   ------------------------
Transfer  $----  or  ----%  from   ------------------------  to   ------------------------
Transfer  $----  or  ----%  from   ------------------------  to   ------------------------
Transfer  $----  or  ----%  from   ------------------------  to   ------------------------

NOTE: An investment division/series transfer does not affect future payments or contributions. If you want to change the way future payments or contributions should be allocated, you must complete a "Request for Change of Allocation" form.

--------------------------------------------------------------------------------
CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER; AND (2) THAT I AM
NOT SUBJECT TO BACKUP WITHHOLDING UNDER SECTION 3406(A)(1)(C) OF THE INTERNAL REVENUE CODE.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
--------------------------------------------------------------------------------

----------------------------------------    ----------------------------------------------
Signature of Owner             Date         Signature of Joint Owner/Assignee        Date

[_]Please check if this is an address change

------------------------------------------------------------------------------------------
Number & Street                Town or City                 State               Zip

                                                             AGLC101396 Rev0113